ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                            PRE-PAID SOLUTIONS, INC.

                                       AND

                            PRE-CELL SOLUTIONS, INC.

                         DATED AS OF SEPTEMBER 1, 1998.

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                             ADMINISTRATIVE SERVICES

         THIS ADMINISTRATIVE SERVICES AGREEMENT (THE "AGREEMENT") IS MADE AND ENTERED INTO AS OF SEPTEMBER 1, 1998 BY and between PRE-PAID SOLUTIONS, INC., a Florida corporation ("Pre-Paid") and PRE-CELL SOLUTIONS, INC., a Florida corporation ("Pre-Cell").

                                   WITNESSETH:

         WHEREAS, PRE-PAID HAS THE administrative personnel available to assist Pre-Cell in the conduct of its businesses; and

         WHEREAS, Pre-Cell desires to utilize the services and experience of Pre-Paid in connection with the conduct of their operations; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein the parties hereto agree as follows:

                                    ARTICLE I

                 APPOINTMENT OF ADMINISTRATIVE SERVICES PROVIDER

1.1 APPOINTMENT. Pre-Cell hereby appoints Pre-Paid as its administrative services provider, and Pre-Paid hereby accepts such appointment by Pre-Cell to administer its specific business operations and affairs in accordance with the terms of this Agreement.

1.2 TERM. The term of this Agreement shall begin as of the date hereof and continue until terminated by written notice from one party to any other party. Either party to this Agreement may terminate this Agreement by providing 30 days advanced written notice the other party.

                                   ARTICLE II

              POWERS AND DUTIES OF ADMINISTRATIVE SERVICES PROVIDER

2.1 POWERS OF ADMINISTRATIVE SERVICES PROVIDER. Subject to such limitations as may be imposed by law or this Agreement, Pre-Paid is hereby authorized to:

        (a) provide administrative services and service support for all operations relating to banking, accounting, legal, financial controls, corporate tax compliance, tax and regulatory filings and personnel activities for Pre-Cell, except as specifically precluded by the terms of this Agreement;

        (b) make tax, regulatory and other filings, and to render periodic and other reports to governmental agencies or bodies having jurisdiction over the assets or business of Pre-Cell;

        (c) open and close all bank accounts, reconcile all accounts of Pre-Cell, and prepare monthly financial statements of Pre-Cell;

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        (d)    purchase and maintain insurance  coverages covering such risks in such amounts for the benefit of Pre-Cell as Pre-Paid determines are, from time to time, necessary or appropriate;

        (e) conduct litigation and incur legal expenses and, except as set forth herein, otherwise deal with or settle claims or disputes; and controversies for and on behalf of Pre-Cell;

        (f) take such other action in the ordinary course of Pre-Cell's businesses not inconsistent with the grant of authority set forth herein. Pre-Paid shall exercise the authority granted hereunder, in each case at such times and upon such terms and conditions, as Pre-Paid deems necessary or appropriate.

2.2 LIMITATION ON POWERS. Notwithstanding the above, without the prior written authority of the officers or authorized executives of Pre-Cell, Pre-Paid shall not have the authority or take any action to cause Pre-Cell to:

        (a) sell, lease or otherwise dispose of all or substantially all of its assets or property;

        (b) borrow money, assume, guarantee, or otherwise cause Pre-Cell to become liable for indebtedness, other than indebtedness to trade creditors in the ordinary course of business and indebtedness to Pre-Paid hereunder;

        (c) form, contribute or loan cash or property to, any limited or general partnerships, joint ventures, corporations or similar arrangements;

        (d) expand the business activities in which Pre-Cell is engaged by acquisition or internal development; or

        (e) take any other extraordinary corporate action on behalf of Pre-Cell.

2.3 DUTIES OF ADMINISTRATIVE SERVICES PROVIDER. Pre-Paid shall manage the business and affairs of Pre-Cell in the manner in which Pre-Paid deems necessary or appropriate. Without limiting the generality of the foregoing, Pre-Paid's duties shall include the following:

        (a) to provide, from time to time, executive consultants who will consult with management of Pre-Cell and Pre-Paid concerning all aspects of Pre-Cell's business;

        (b) to administer the day-to-day business activities of the Pre-Cell relating to matters concerning personnel, banking, accounting, legal, financial, corporate tax compliance, tax and regulatory filings, and such other matters as may be necessary or appropriate in connection with the day-to-day conduct of Pre-Cell's Operations;

         (c) to render or cause to be rendered accounting, financial controls, corporate tax compliance, legal, technical, and other services and perform or cause to be performed other accounting, logistical and administrative functions for Pre-Cell;

        (d) to maintain records of the assets owned by Pre-Cell and books of account, and to make such records and books of account available for inspection by the Board of Directors of Pre-Cell during regular business hours at the principal office of Pre-Cell;

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        (e)    to prepare, on an annual,  quarterly and monthly basis, financial statements of Pre-Cell and to furnish to the officers, directors or authorized executives of Pre-Cell such other information and reports concerning the conduct of the business and affairs of Pre-Cell as the officers, directors or authorized executives shall reasonably request;

        (f) to render such reports and make such periodic and other filings as may be required under applicable federal, state and local laws, rules and regulations; and

        (g) to conduct the operations of Pre-Cell in compliance with all applicable laws, rules and regulations and in accordance with the terms of this Agreement, and any other applicable agreement, indenture or other instrument to which Pre-Cell is bound or may be subject.

2.4 ACTIVITIES. Pre-Cell hereby acknowledges that Pre-Paid has, and shall be entitled to continue to have, business interests, and engage in business activities, in addition to those relating to the operations of Pre-Cell. Pre-Cell further acknowledges and agrees that during and subsequent to the term hereof, Pre-Paid shall be entitled to have business interests and conduct business activities which may be in direct competition with Pre-Cell for its own account and for the account of others, without having or incurring any obligation to offer any interest in such businesses, activities or opportunities to Pre-Cell. Pre-Cell shall not have any rights by virtue of this Agreement or the relationship created hereby in any such business interests, activities or opportunities.

                                   ARTICLE III

                     REIMBURSEMENT; PURCHASES FROM PRE-CELL

3.1 COMPENSATION. In consideration of the performance of the duties set forth herein, Pre-Cell shall pay to Pre-Paid an administrative service fee equal to One Thousand Dollars ($1,000) per month. The administrative service fee shall include all indirect expenses associated with Pre-Paid's provision of administrative services, including, without limitation, wages, employee benefits, general and administrative expenses. Pre-Cell shall pay the administrative service fee to Pre-Paid, in arrears, no later than the 10th day of each month during the term of this Agreement.

3.2 DIRECT EXPENSES. Pre-Cell shall reimburse Pre-Paid for all direct expenses incurred by Pre-Paid on behalf of Pre-Cell in connection with Pre-Cell's operations under this Agreement. Pre-Cell shall reimburse Pre-Paid such amounts within 10 days after request from Pre-Paid. Pre-Cell acknowledges and agrees that Pre-Paid may mark-up the cost of such products, equipment and other items provided that the prices charged are competitive with prices Pre-Cell could obtain such products and equipment from third party vendors.

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                                   ARTICLE IV

                     LIABILITY OF PRE-PAID; INDEMNIFICATION

4.1 JUDGMENTS IN GOOD FAITH PROPER. Notwithstanding any other provisions contained herein to the contrary, in no event shall Pre-Cell, nor any director, officer, employee or shareholder of Pre-Cell make any claim against Pre-Paid on account of any alleged errors of judgment made in good faith in connection with the conduct of Pre-Cell's operations hereunder by Pre-Paid, nor shall Pre-Cell object to any expenditure made by Pre-Paid in good faith in the course of its or Pre-Cell' operations or in the settlement of any claim, arising out of the conduct of Pre-Cell' operations.

4.2 INDEMNIFICATION. Pre-Cell agrees to indemnify and hold harmless Pre-Paid and its employees, officers, directors, agents and shareholders (the "Indemnitees") from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and costs), deficiencies, judgments, actions, causes of action, proceedings, demands or claims of whatever nature (collectively, "Damages") arising from or in any way related to (i) services provided by Pre-Paid pursuant to this Agreement, or (ii) any accident, injury or damage whatsoever during the conduct of operations caused to any person or to the property of any person, occurring on or after the date hereof and prior to the termination of this Agreement, except to the extent such Damages are caused by or result from the gross negligence of, or any willful misconduct or reckless act by Pre-Paid, or its employees, officers, directors, agents or shareholders. The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an action or of inaction involves bad faith or willful misconduct or a reckless act.

4.3 LIMITATION LIABILITY. PRE-PAID SHALL NOT BE LIABLE TO PRE-CELL NOR ANY PERSON OR ORGANIZATION FOR ANY DEBT, LIABILITY OR OBLIGATION OF PRE-CELL INCURRED OR CREATED PURSUANT TO THE AUTHORITY GRANTED IN THIS AGREEMENT OR BY REASON OF ITS DIRECTION OR THE CONDUCT OF PRE-CELL'S OPERATIONS UNLESS PRE-PAID, BY WRITTEN AGREEMENT, EXPRESSLY ASSUMES OR GUARANTEES ANY SUCH LIABILITY. PRE-PAID SHALL NOT BE REQUIRED, UNDER ANY CIRCUMSTANCES, TO GUARANTEE OR ASSUME ANY OBLIGATION OR LIABILITY OF PRE-CELL. THE BOARD OF DIRECTORS OF PRE-CELL SHALL BE DEEMED TO CONTROL ALL ASPECTS OF THE MANNER IN WHICH PRE-CELL'S BUSINESS IS CONDUCTED. PRE-PAID SHALL NOT BE LIABLE, BY VIRTUE OF THE PERFORMANCE OF ITS DUTIES HEREUNDER, FOR ANY BREACH OF ANY LICENSING OR OTHER AGREEMENT BETWEEN THE COMPANIES AND ANY OTHER PARTY, OR FOR ANY LIABILITY FOR ANY TRADEMARK INFRINGEMENT, UNFAIR COMPETITION, PATENT INFRINGEMENT OR OTHER VIOLATION OF THE INTELLECTUAL PROPERTY RIGHTS OF ANOTHER PERSON OR ENTITY AS A RESULT OF THE MANNER IN WHICH PRE-CELL'S BUSINESS IS CONDUCTED, EXCEPT TO THE EXTENT SUCH VIOLATION IS THE RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF PRE-PAID.

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                                    ARTICLE V

                                  MISCELLANEOUS

5.1 INDEPENDENT CONTRACTOR. Nothing herein shall be construed or deemed to create a joint venture, contract of employment or partnership. All debts and liabilities to and contracts or agreements with any person or entity incurred or entered into by Pre-Cell in the operation or conduct of Pre-Cell's business shall be the debt and liability of Pre-Cell, and be binding upon, Pre-Cell.

5.2 NOTICES. Any notice, request, consent or communication (collectively a "Notice") under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (d) telexed or telecopied, with receipt confirmed, addressed to the addresses indicated on the signature page of this Agreement or to such other address or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) the next day when delivered during business hours to said overnight delivery service, properly addressed and prior to such delivery service's cutoff time for next day delivery, or (iii) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

5.3 ASSIGNMENT. Either party hereto shall have the right to assign this Agreement only to (i) any successor assignee of such party that may result from any merger, consolidation or reorganization, or (ii) another corporation that acquires all or substantially all of such party's assets, business and liabilities.

5.4      HEADINGS.   Section  headings  contained  in  this  Agreement  are  for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.5 ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the complete expression of the agreement between the parties and there are no promises, representations, or inducements except as herein provided. The terms and provisions of this Agreement may not be modified, supplemented or amended except in writing signed by both parties hereto. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 NO WAIVER. Failure by either party hereto to enforce at any time or for any period of time any provision or right hereunder shall not constitute a waiver of such provision or of the right of such party thereafter to enforce each and every such provision.

5.7 GOVERNING LAW; ATTORNEYS' FEES. This Agreement shall be governed by and construed and enforced in accordance with the laws of Florida. The prevailing party in any litigation concerning this Agreement shall be entitled to reimbursement of its reasonable costs, including legal and accounting fees, incurred in connection with any such matter.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

                                            PRE-PAID SOLUTIONS, INC.

                                            BY:  /s/ Thomas E. Biddix
                                                 ----------------------------
                                            NAME: Thomas E. Biddix
                                            TITLE: CEO

                                            PRE-CELL SOLUTIONS, INC.

                                            BY:   /s/ Timothy F. McWilliams
                                                  ----------------------------
                                            NAME: Timothy F. McWilliams
                                            TITLE: COO

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